July 27, 2012

Hilda Kouvelis

1415 East Quail Run Road

Rockwall, TX 75087

Re: Amendment to Employment Agreement

Dear Ms. Kouvelis:

This letter will serve to amend the Employment Agreement ("Employment Agreement"), dated as of February 7, 2012, between you and Red Mountain Resources, Inc.

Section 4 A. of the Employment Agreement establishes the Base Salary which is currently $170,000 per annum. Section 4 A. is hereby amended to increase the Base Salary to $200,000 per annum effective August 1, 2012.

Except as amended herein, all other provisions of the Employment Agreement shall remain in full force and effect.

Please sign this letter in the place below to confirm your agreement.

Sincerely,

RED MOUNTAIN RESOURCES, INC.

By:	/s/ Alan W. Barksdale
Alan W. Barksdale
Chief Executive Officer

AGREED TO:

/s/ Hilda Kouvelis
Hilda Kouvelis

Red Mountain Resources, Inc.

2515 McKinney Avenue, Suite 900 Dallas, TX 75201

415 West Wall Street, Suite 1310 Midland, TX 79701

1720 Kaliste Saloom Road, Suite D1 Lafayette, LA 70508

214.871.0400 Phone 214.871.0406 Fax

REDMOUNTAINRESOURCES.COM